UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way

P.O. Box 511

South San Francisco, California 94083-0511

(Address of principal executive offices, including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On May 27, 2005 (the “Effective Date”), Exelixis, Inc. (the “Company”) entered into a lease agreement (the “Lease”) with Britannia Pointe Grand Limited Partnership (“Landlord”) to expand into a facility containing approximately 47,566 square feet of office and laboratory space in South San Francisco (the “New Building”). The New Building is adjacent to the Company’s existing facilities in South San Francisco, all of which are leased from Landlord. The Lease also replaces and terminates an existing sublease (the “Sublease”) between Sugen, Inc. (“Sugen”) and the Company for a facility containing approximately 67,672 square feet of office and laboratory space in South San Francisco (the “Existing Building”), which lease was assigned by Sugen to Landord in July of 2004. In exchange for a termination payment of $500,000, the Company has the right to terminate the portion of the Lease covering the New Building effective December 31, 2006, upon three months’ written notice.

The term of the Lease for the New Building commences on July 1, 2005 and the term of the Lease for the Existing Building commences on the Effective Date. Both lease terms end on July 31, 2018. The Company has an option to extend the Lease for a period of five years.

The New Building base rent is as follows:

Months	Monthly Rent Per Square Footage
7/1/05 – 6/30/06	Free Base Rent
7/1/06 – 12/31/06	$1.30
1/1/07 – 7/31/18	$2.75 with 2.5% Annual Increases

The Existing Building base rent, which is unchanged from the previous Sublease rent, is as follows:

Months	Monthly Rent Per Square Footage
Effective Date –7/31/05	Free Base Rent
8/1/05 – 7/31/06	$1.20
8/1/06 – 7/31/18	$1.93 with $0.05 Annual Increases

In addition to base rent, the Company will be responsible for certain costs and charges specified in the Lease, including operating expenses, real estate taxes and utility expenses.

A copy of the Lease is attached hereto as Exhibit 10.1. The description of the Lease in this Report does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Lease attached hereto.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 is incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and off-balance sheet arrangement of registrant.

The information set forth in Item 1.01 is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

	Exhibit 10.1	Lease Agreement, dated May 27, 2005, between Britannia Pointe Grand Limited Partnership and Exelixis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

Dated: May 27, 2005	By:	/s/ Christoph Pereira
Christoph Pereira
Vice President, Legal Affairs and Secretary

EXHIBIT LIST

Exhibit No.	Description
Exhibit 10.1	Lease Agreement, dated May 27, 2005, between Britannia Pointe Grand Limited Partnership and Exelixis, Inc.